                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed By Registrant /X/

    Filed By Party Other Than Registrant / /

    Check Appropriate Box
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

              Name of Registrant: Nicholas-Applegate Mutual Funds

  Name of Person Filing Proxy Statement: Charles H. Field, Assistant Secretary

Payment of Filing Fee

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     1)  Title of each class of securities to which the transaction applies
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies
         -----------------------------------------------------------------------
     3) Per Unit Price or Other Underlying Value of Transaction Computed pursuant to Exchange Rule 0-11
         -----------------------------------------------------------------------
     4)  Proposed Maximum Aggregate Value of Transaction
         -----------------------------------------------------------------------
     5)  Total Fee Paid
         -----------------------------------------------------------------------

/ /  Fee Paid Previously With Preliminary Materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3)  Filing Party
         -----------------------------------------------------------------------
     4)  Date Filed
         -----------------------------------------------------------------------

                        NICHOLAS-APPLEGATE MINI CAP FUND
                    NICHOLAS-APPLEGATE GLOBAL BLUE CHIP FUND
                NICHOLAS-APPLEGATE GLOBAL GROWTH AND INCOME FUND
                   NICHOLAS-APPLEGATE GLOBAL TECHNOLOGY FUND
                      NICHOLAS-APPLEGATE PACIFIC RIM FUND
                     NICHOLAS-APPLEGATE LATIN AMERICA FUND
                     NICHOLAS-APPLEGATE GREATER CHINA FUND
                   NICHOLAS-APPLEGATE SHORT INTERMEDIATE FUND
           (EACH A PORTFOLIO OF THE NICHOLAS-APPLEGATE MUTUAL FUNDS)
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

Dear Shareholder:

    The Board of Trustees of the Nicholas-Applegate Mutual Funds (the "Trust") is pleased to submit for your vote a proposal to transfer all of the assets of each of the portfolios listed above (the "Fund" or "Funds") to identically-managed series of Nicholas-Applegate Institutional Fund (the "New Trust"), another investment company that will be advised by Nicholas-Applegate Capital Management (the "Adviser"). Each of these New Trust portfolios (the "Portfolio" or "Portfolios") will have precisely the same investment objectives and policies as the Trust Funds which transfer assets into it.

    Following the transfer, two investment companies will exist instead of one. The Trust will be primarily for "retail" investors who purchase through brokers, and the Portfolios of the New Trust will be primarily for institutional investors such as yourselves. You will receive from the New Trust the shares equal in number and value to the shares you currently own. In short, following the transfer, your investment will be exactly the same as it is now, except that you will be invested in a Portfolio that is sold primarily to institutional investors. Moreover, this transfer will be tax-free to you. Following the transfer, the Trust will discontinue the Funds.

    The Board of Trustees believes the reorganization is in the best interests of the shareholders. Your vote is critical to its success. A Fund will effect the transfer only if approved by a majority of its outstanding shares voted in person or represented by proxy. We hope you will participate by casting your vote in person, or by proxy if you are unable to attend the meeting.

    Thank you for your prompt attention and participation. If you have any questions, please feel free to call us at 1-800-551-8045.

                                          Sincerely,
                                          Arthur E. Nicholas
                                          Chairman of the Board

                        NICHOLAS-APPLEGATE MUTUAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 1999

    A Special Meeting of Shareholders of the Mini-Cap Fund, the Global Blue Chip Fund, Global Technology Fund, the Global Growth & Income Fund, the Greater China Fund, the Pacific Rim Fund, the Latin America Fund, and the Short Intermediate Fund of the Nicholas-Applegate Mutual Funds (the "Trust") will be held at 9:00 am (PST) on Friday, May 7, 1999 at the offices of the Trust, 600 West Broadway, San Diego, California 92101 for the following purposes:

        1. To approve an Agreement and Plan of Reorganization (the "Reorganization") providing for the reorganization of the Funds from separate series of one Delaware business trust to another (to be voted on separately by each Fund).

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record of the Trust at the close of business on February 18, 1999, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if such shareholder now plans to attend the Special Meeting. A postage-paid envelope is enclosed for this purpose. Any shareholder present at the Special Meeting may vote personally on all matters brought before the Special Meeting and in that event such shareholder's proxy will not be used.

                                          By Order of the Board of Trustees
                                          E. Blake Moore, Jr.
                                          Secretary

Dated: March 8, 1999

                               VOTING INFORMATION

    The Trust is furnishing this Proxy Statement in connection with the solicitation of proxies for use at a Special Meeting of Shareholders (the "Special Meeting") to be held on May 7, 1999 and at any adjournment thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if not revoked, will be voted in favor of the Reorganization. A shareholder may revoke a proxy at anytime prior to use by revoking the proxy with the Secretary of the Trust, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting. These proxy materials are being mailed on or about March 8, 1999.

    In addition to solicitations by mail, proxies may be solicited by officers and regular employees of the Adviser by personal interview, by telephone or by facsimile. The Adviser has retained D.F. King and Automatic Data Processing to solicit shareholders and tabulate their votes on behalf of the Fund. The Adviser will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling, and mailing the Notices of Meeting, Proxy Statement and form of Proxy.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

    The Board of Trustees has fixed the close of business on February 18, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. As of the record date, the Funds had the following shares outstanding:

NAME OF FUND                                            SHARES OUTSTANDING
------------------------------------------------------  ------------------
Mini Cap Fund.........................................      3,459,827.688

Global Blue Chip......................................        511,239.991

Global Growth & Income................................        367,459.062

Global Technology.....................................        275,978.480

Pacific Rim...........................................         98,187.473

Greater China.........................................         87,080.567

Latin America.........................................         99,532.888

Short Intermediate....................................      1,458,281.473

    On the record date, the following shareholders owned of record more than 5% of the outstanding shares of a Fund:

                                                                                                  PERCENTAGE OF
SHAREHOLDER NAME                                           FUND                 SHARES OWNED          FUND
---------------------------------------------  -----------------------------  ----------------  -----------------
Wake Forest University.......................  Mini Cap Growth                  1,156,970.3430          33.62%

Charles Schwab & Co. Inc.....................  Mini Cap Growth                    488,629.6500          14.20%

Northern Trust Co. Custodian FBO Ford Family
Foundation...................................  Mini Cap Growth                    445,070.5800          12.93%

Pension Fund Trust Trustee Fiducie Bombardier
Trust........................................  Mini Cap Growth                    356,696.1160          10.37%

The Lynde & Harry Bradley Foundation Non
Profit Private Foundation....................  Mini Cap Growth                    258,822.9330           7.51%

Arthur E. Nicholas...........................  Global Blue Chip                   201,822.5910          39.57%

                                                                                                  PERCENTAGE OF
SHAREHOLDER NAME                                           FUND                 SHARES OWNED          FUND
---------------------------------------------  -----------------------------  ----------------  -----------------
Sherryl A. Nicholas Trustee Sherryl A.
Nicholas Revocable Trust.....................  Global Blue Chip                    95,172.0120          18.66%

CNA Trust Corporation Trustee FBO
Nicholas-Applegate 401(k) Plan...............  Global Blue Chip                    64,440.0290          12.63%

Arthur E. Nicholas...........................  Global Growth & Income             252.639.4950          69.32%

Sherryl A. Nicholas Trustee Sherryl A.
Nicholas Revocable Trust.....................  Global Growth & Income              64,986.9870          17.83%

State Street Bank & Trust Company D/F The IRA
Rollover of Robertson Schaefer...............  Global Growth & Income              19,855.7350           5.45%

Arthur E. Nicholas...........................  Global Technology                   80,000.0000          28.94%

Pension Fund Trust Trustee Fiducie Bombardier
Trust........................................  Global Technology                   41,410.5540          14.98%

State Street Bank & Trust Company C/F The IRA
of Richard E. McCaman........................  Global Technology                   20,846.8780           7.54%

Leslie G. McCraw Jr. Mary Brown McCraw
Trustees L&M McCraw Living Trust.............  Global Technology                   15,030.2850           5.44%

Arthur E. Nicholas...........................  Pacfic Rim                          80,000.0000          84.94%

CNA Trust Corporation Trustee FBO
Nicholas-Applegate 401(k) Plan...............  Pacific Rim                          5,165.9050           5.48%

State Street Bank & Trust Company D/F The IRA
Rollover of Robertson Schaefer...............  Pacific Rim                          4,901.1710           5.20%

Arthur E. Nicholas...........................  Greater China                       83,310.7910          95.67%

Indiana State Council of Carpenters Health &
Welfare Fund.................................  Short Intermediate                 711,774.0100          53.08%

Community Hospital Foundation................  Short Intermediate                 349,673.8360          26.08%

LaClede Salaried Employee Pension Plan FBO
Bankers Trust Company........................  Short Intermedate                  260,256.2870          19.41%

Arthur E. Nicholas...........................  Latin America                       81,361.3260          81.74%

CNA Trust Corporation Trustee for
Nicholas-Applegate Pension Plan..............  Latin America                        7,664.6440           7.70%

CNA Trust Corporation Trustee FBO
Nicholas-Applegate 401(k) Plan...............  Latin America                        6,161.6340           6.19%

    Approval of the Reorganization by a Fund requires the affirmative vote of the lesser of (i) 67% of the shares of a Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) a majority of the outstanding shares of a Fund. If the shareholders of one Fund do not approve the proposed Reorganization, or if the Reorganization is not completed for any other reason, then that Fund will continue its current form of operation until the Board of Trustees determines what further action, if any, to recommend to the shareholders.

    The presence in person or by proxy of more than one-third of the outstanding shares of beneficial interest of a Fund entitled to vote at the Special Meeting will constitute a quorum for that Fund. For purposes of determining the presence of a quorum, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. If a quorum is not present at the Special Meeting, sufficient votes in favor of the proposal set forth in the Notice of Meeting are not received by the time scheduled for the Special Meeting, or the holders of shares present in person or by proxy determine to adjourn the Special Meeting for any reason, the shareholders present in person or by proxy may adjourn the Special Meeting from time to time, without notice other than announcement at the Special Meeting or any adjournment thereof. Any adjournment will require the affirmative vote of shareholders holding a majority of the shares present in person or by proxy at the Special Meeting. The persons named in this Proxy Statement will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal, or for any other reason they determine is appropriate. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum.

    Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share outstanding on the books of the Trust in the name of the shareholder or his or her nominee on the record date. If a shareholder specifies how to vote on a proposal, it will be voted accordingly. If the shareholder gives no direction, the proxy will be vote FOR the proposal described in this Proxy Statement.

PROPOSAL 1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF
  THE PORTFOLIOS FROM SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

    The Board of Trustees has approved the Agreement and Plan of Reorganization in the form attached to this Proxy Statement as Exhibit A. The Reorganization calls for a reorganization of each of the Funds from separate series of the Trust, a Delaware business trust, to a separate series of the New Trust, also a Delaware business trust.

    The investment objectives, policies, and restrictions relevant to each Fund will not change. Each Portfolio of the New Trust, which has not yet commenced operations, will have investment objectives, policies and limitations identical to those of the corresponding Fund. Since both the New Trust and the Trust are Delaware business trusts, organized under substantially similar trust instruments, the rights of the security holders of the New Trust under Delaware law and the governing documents are expected to remain unchanged after the Reorganization. Both the New Trust and the Trust are authorized to issue an unlimited number of shares of beneficial interest, and each trust instrument permits the Board of Trustees to create one or more additional portfolios and classes of shares. The New Trust's fiscal year will be the same as that of the Trust, although the Trustees may change the fiscal year at their discretion in the future.

    The Adviser will serve as investment adviser to the New Trust. The Adviser currently manages about $30 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors.

    The Funds and each Portfolio of the corresponding Portfolios of the New Trust are and will be exclusively managed for, and distributed to, sophisticated institutional investors and retirement plans. The Adviser will be responsible for the investment management of each Portfolio of the New Trust, subject to the supervision of the Board of Trustees, under an investment advisory agreement identical to the agreement currently in effect between the Trust and the Adviser, a copy of which is attached to this Proxy Statement as Exhibit B. The New Trust's investment advisory agreement will take effect on the day following the date on which the Reorganization is consummated (the "Closing Date") or such later date as may be appropriate and will continue for a period of two years and thereafter from year to year as long as its continuance is approved at least annually (i) by the vote of the majority of the Trustees who are not "interested persons" of the Trust, cast in person at a meeting called for that purpose, and
(ii) by the vote of a majority of the Trustees.

    The stated investment advisory fees payable by the New Trust to the Adviser shall be paid monthly and computed at the following annual rate: Mini Cap and Latin America - 1.25%; Global Blue Chip - .80%; Global Technology, Pacific Rim, Greater China - 1.00%; Global Growth & Income - .85%; Short Intermediate - .30%. The Trust will also reimburse the Adviser for its out of pocket costs in providing certain administrative personnel to manage the business affairs of the Trust. The Adviser will continue to defer its management fees and to absorb other operating expenses of the different Portfolios of the New Trust, subject to future reimbursement, so that the expenses will not exceed the current expenses of the Funds.

    The Adviser will waive its fees and absorb other operating costs, subject to future recovery, if annual expense ratios for the annual period ending March 31, 2000, exceed the following: Global Blue Chip-- 1.20%; Global Technology, Pacific Rim and Greater China - 1.40%; Global Growth & Income - 1.35%; Mini Cap - 1.56%; Latin America - 1.65%; Short Intermediate - .35%. Since the inception of each Fund through February 18, 1999, the Adviser has waived fees or reimbursed expenses for each Fund as follows: Global Blue Chip - $125,451; Global Technology - $60,875; Pacific Rim - $90,045; Greater China - $88,199; Global Growth & Income - $148,598; Mini Cap - $463,199; Latin America - $97,040; Short Intermediate - $462,202. Pursuant to the Plan of Reorganization, these amounts will be transferred as obligations to each corresponding Portfolio of the New Trust which the Adviser may recover in the future to the extent total operating expenses of a Portfolio fall during a fiscal year below the above stated expense limitations.

    The composition of the New Trust's Board of Trustees will be different from the composition of the Trust's Board of Trustees. The Trust's Board is composed of nine members, eight of whom are not interested, or independent, trustees. The New Trust Board will initially be composed of four members, three of whom currently serve as independent members of the Trust's Board of Trustees.

    The following table indicates each continuing Trustee's name, position with the Trust, age, principal occupation during the past five years, other directorships held in public companies and the number of shares of the Fund beneficially owned at the record date.

                                                                                                     SHARES OWNED
                                                                                                     BENEFICIALLY
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION                                              AND % OF FUND
--------------------------------  ----------------------------------------------------------------  --------------

WALTER E. AUCH..................  Director, Geotech Communications, Inc., a mobile radio
Trustee (76)                      communications company (since 1987), Fort Dearborn Fund (since
                                  1987), Brinson Funds (since 1994) and Smith Barney Trak Fund
                                  (since 1992), registered investment companies; Director, PIMCO
                                  Advisors L.P., an investment manager (since 1994) Banyan Realty
                                  Fund (since 1987); Banyan Strategic Land Fund (since 1987),
                                  Banyan Strategic Land Fund II (since 1988), and Banyan Mortgage
                                  Fund (since 1988), real estate investment trusts,
                                  Nicholas-Applegate Investment Trust (since 1993) and
                                  Nicholas-Applegate Mutual Funds (since 1998) . Formerly Chairman and Chief Executive Officer, Chicago Board of Options Exchange
                                  (1979 to 1986) and Senior Executive Vice President and Member of
                                  the Executive Committee, PaineWebber, Inc. (until 1979).

DARLENE DeREMER.................  President and Founder, DeRemer and Associates, a marketing
Trustee (42)                      consultant for the financial service industry (since 1987); Vice
                                  President, PBNG Funds, Inc. (since 1995); formerly Vice
                                  President and Director, Asset Management Division, State Street
                                  Bank and Trust Company (from 1982 to 1987), and Vice President,
                                  T. Rowe Price & Associates (1979 to 1982); Director, Jurika &
                                  Voyles Fund Group (since 1994), Nicholas Applegate Fund Group
                                  (since 1993); Trustee, Nicholas-Applegate Investment Trust
                                  (since 1993) and Nicholas-Applegate Mutual Funds (since 1998)
                                  registered investment companies; Director, King's Wood
                                  Montessori School (since 1995); Member of Advisory Board,
                                  Financial Women's Association (since 1995).

GEORGE F. KEANE.................  President Emeritus and Senior Investment Adviser, The Common
Trustee (68)                      Fund, a non-profit investment management organization
                                  representing educational institutions (since 1993), after
                                  serving as its President (from 1971 to 1992); Member of
                                  Investment Advisory Committee, New York State Common Retirement
                                  Fund (since 1982); Director and Chairman of the Investment
                                  Committee, United Negro College Fund (since 1987); Director,
                                  Investor Responsibility Research Center (since 1987), United
                                  Educators Risk Retention Group (since 1989), RCB Trust Company
                                  (since 1991) and School, College and University Underwriters
                                  Ltd. (since 1986); Director, The Bramwell Funds, Inc. (since
                                  1994) and Trustee, Nicholas-Applegate Investment Trust (since
                                  1993), registered investment companies; Trustee, Fairfield
                                  University (since 1993), Universal Stainless & Alloy Products,
                                  Inc. (since 1994), Chairman of the Board, Trigen Energy
                                  Corporation (since 1994).

                                                                                                     SHARES OWNED
                                                                                                     BENEFICIALLY
NAME, POSITION AND AGE            PRINCIPAL OCCUPATION                                              AND % OF FUND
--------------------------------  ----------------------------------------------------------------  --------------

JOHN McDONNELL..................  Chief Operating Officer of the Adviser and Nicholas- Applegate
Trustee (47)*                     Securities (since August 1998); formerly Chief Financial
                                  Officer, American Express Travel Related Services New York
                                  (April 1978 - June 1998).

------------------------

*   Interested Person of the Trust

    Except as otherwise indicated, shares owned beneficially by each Trustee constitute less than 1% of the outstanding shares of each Fund.

    Each Trustee who is not an officer or affiliate of the New Trust will receive the same compensation from the New Trust as he did from the Trust: an annual fee of $14,000 for services rendered as an independent trustee, and $1,000 for each meeting attended ($2,000 per committee meeting for committee chairmen). The New Trust will also reimburse the Trustees for out-of-pocket expenses incurred as a Trustee.

    The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 1998, and the aggregate compensation paid to such Trustee for service in the Nicholas-Applegate "Trust complex:"

                                                       PENSION OR
                                      AGGREGATE        RETIREMENT      ESTIMATED
                                    COMPENSATION    BENEFITS ACCRUED    BENEFITS    TOTAL PAID
                                      FROM THE      AS PART OF TRUST      UPON      FROM TRUST
               NAME                     TRUST           EXPENSES       RETIREMENT     COMPLEX
----------------------------------  -------------  ------------------  ----------  -------------
Walter E. Auch....................    $  20,000           None            N/A      $  20,000 (17)*
Darlene DeRemer...................    $  18,000           None            N/A      $  18,000 (17)*
George F. Keane...................    $  20,000           None            N/A      $  20,000 (17)*

------------------------

*   Indicates number of funds in the Trust complex.

    REASON FOR THE PROPOSED REORGANIZATION. The Funds, which are offered by Nicholas-Applegate Securities primarily to sophisticated institutional investors, are presently organized as portfolios of the Trust. The Trust offers other series with multiple classes of shares, most of which are sold to individual investors through financial intermediaries. The Board of Trustees unanimously recommends conversion of the Funds to corresponding Portfolios of the New Trust which will succeed to the business of the Funds. Moving the Funds from the Trust to the New Trust will allow the Adviser and Nicholas-Applegate Securities to manage and distribute shares of an investment company primarily for the benefit of institutional investors.

    The proposal to present the Reorganization to shareholders was approved by the Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust, on February 19, 1999. The Board of Trustees recommends that shareholders of each Funds vote FOR the approval of the Reorganization as described below.

    SUMMARY OF THE REORGANIZATION. The following discussion summarizes the important terms of the Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization itself, which is attached as Exhibit A to this Proxy Statement.

    On the Closing Date, each Fund will transfer all of its assets to a corresponding Portfolio of the New Trust in exchange for the assumption by that Portfolio of all of the liabilities of the Fund and the issuance of shares of beneficial interest of the Portfolio ("New Trust Series Shares") equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, each Fund will distribute one New Trust Series Share of the applicable series for each Fund share held by its respective shareholders on the Closing Date, to each Fund shareholder. Immediately after this distribution of New Trust Series Shares, each Fund will be terminated and, as soon as practicable thereafter, liquidated. Upon completion of the Reorganization, each Trust shareholder will be the owner of full and fractional New Trust Series Shares equal in number, denomination, and aggregate net asset value to his or her Fund shares.

    The Reorganization authorizes the Trust, as the then sole initial shareholder of each Portfolio of the New Trust, to, on behalf of the relevant Portfolio, (i) elect Trustees of the New Trust to hold office until their successors are elected, and (ii) approve an investment advisory agreement between the New Trust and the Adviser, to take effect on the day following the Closing Date or such later date as may be appropriate.

    The obligations of the New Trust and the Trust under the Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Reorganization by the shareholders of a Fund, the Board of Trustees of the Trust may terminate or amend the Plan of Reorganization to provide against any unforeseen events and either the New Trust or the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Reorganization, provided that any such amendment or waiver does not materially adversely affect the interest of the shareholders.

    TAX CONSEQUENCES OF THE REORGANIZATION. As a condition of closing, the Fund and the Trust will receive an opinion from Paul Hastings Janofsky and Walker that the Reorganization will constitute a tax-free reorganization within the meaning of the Internal Revenue Code of 1986. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Portfolios, the Trust or the Fund's shareholders by the consummation of the Reorganization.

                                 OTHER MATTERS

    At the time of the preparation of the Proxy Statement, management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

    So far as management is presently informed, there is no litigation pending or threatened against the Trust.

    The Trust will furnish to you upon request, without charge, a copy of the annual report for the Trust's most recent fiscal year and a copy of the Trust's semi-annual report for any subsequent semi-annual period. Please direct requests by calling 1-800-551-8045 or by writing the Trust at 600 West Broadway, 30th Floor, San Diego, California 92101.

                          NEXT MEETING OF SHAREHOLDERS

    The Trust is not required to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940 (the "1940 Act"), and does not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

               PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                      AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization (the "Plan") is made as of this 22nd day of February, 1999, by and between Nicholas-Applegate Institutional Fund (the "New Trust") on behalf of the NAME OF PORTFOLIO (the "Acquiring Fund") and the Nicholas-Applegate Mutual Funds (the "Trust"), on behalf of the NAME OF FUND (the "Acquired Fund").

                                   BACKGROUND

    WHEREAS, the Acquired Fund and the Acquiring Fund are registered open-end management investment companies with identical investment objectives, policies and risks;

    WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of common stock;

    WHEREAS, the Boards of Trustees of each of the New Trust and the Trust, including in each case a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") have determined that the Plan is in the best interests of the respective shareholders of the Acquired Fund and the Acquiring Fund and that their interests would not be diluted as a result of the transactions;

    WHEREAS, for Federal income tax purposes, it is intended that the Plan will qualify as a reorganization within the meaning of Section 368(a)(1)(f) of the United States Internal Revenue Code of 1986, as amended.

                                   AGREEMENT

    In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I
                                    THE PLAN

    SECTION 1.1 CREATION OF ACQUIRED FUNDS. Prior to the "Closing Date", as defined in Section 5.1, the Board of Trustees of the New Trust shall create the Acquiring Fund with identical investment objectives, policies and risks to those of the Acquired Fund.

    SECTION 1.2 THE MERGER. Upon the terms and conditions set forth in this Agreement, and in accordance with the Delaware Business Trust Act and the laws of the State of Delaware, and the 1940 Act, the Acquired Fund shall transfer its assets into the Acquiring Fund on the Closing Date. Following the transfer, the Acquired Fund shall cease to exist and the Acquiring Fund shall be the surviving entity and shall succeed to and assume all the rights and obligations of the Acquired Fund.

                                   ARTICLE II
TRANSFER OF ASSETS AND LIABILITIES OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN
                   EXCHANGE FOR SHARES OF THE ACQUIRING FUND

    SECTION 2.1 TRANSFER OF ASSETS/LIABILITIES. Subject to the terms and conditions set forth herein, the Acquired Fund agrees to transfer its assets, subject to its liabilities, to the Acquiring Fund, and the Acquiring Fund agrees to issue to the Acquired Fund in exchange the number of its shares ("Shares") which are equal to the number of shares of the Acquired Fund outstanding as of the Closing Date.

        (a) ASSETS. The assets of each of the Acquired Fund to be transferred to the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables, (including interest or dividend receivables) and other property owned by each Portfolio and any other deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the "Closing Date".

        (b) LIABILITIES. The Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the "Closing Date" and whether or not specifically referred to in this Plan; provided, however, the parties understand and agree that the Acquired Fund will use its best efforts to discharge all of its known debts, liabilities, obligations, and duties prior to the Closing Date.

    SECTION 2.2 INITIAL SHAREHOLDER AUTHORIZATIONS. Immediately upon delivery to the Acquired Fund of the Shares of the Acquiring Fund, the individual Trustees of the Trust or any officer duly authorized by them, on the Trust's behalf as the then sole shareholder of the Acquiring Fund, shall (1) approve the investment advisory agreement between the Acquiring Fund and Nicholas-Applegate Capital Management substantially identical to the existing advisory agreement between the Fund and Nicholas-Applegate Capital Management, to take effect the day following the Closing Date, and (2) elect Walter Auch, Darlene DeRemer, George Keane, and John McDonnell as Trustees of the New Trust to hold office until their successors are elected.

                                  ARTICLE III
                             DISTRIBUTION OF SHARES

    SECTION 3.1 LIQUIDATION. The Acquired Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the Closing Date, the Shares received by it in exchange for each shareholder's interest evidenced by such shareholder's shares of beneficial interest in the Acquired Fund. For purposes of computing the number of Shares to be issued to each shareholder of the Acquired Fund, the number of shares to be distributed shall be equal to the number of shares owned by each shareholder on the Closing Date.

    SECTION 3.2 REGISTRATION OF SHARES. The Acquired Fund will accomplish the liquidation and distribution by opening accounts on the books of the Acquiring Fund in the names of its shareholders and transferring the Shares credited to the account of each on the books of the Acquiring Fund. Each account opened shall represent the respective pro rata number of Shares due each Acquired Fund shareholder.

    SECTION 3.3 ISSUANCE OF SHARE CERTIFICATES. The Acquiring Fund will not issue certificates representing redesignated shares unless requested to do so by the holder thereof.

    SECTION 3.4 RIGHTS AND PRIVILEGES. From and after the Closing Date, the rights and privileges of the Shares shall be determined under the provisions of Delaware law, the New Trust's Declaration of Trust and by-laws.

    SECTION 3.5 TRANSFER TAX. Any transfer taxes payable upon the issuance of Shares in a name other than the registered holder of the shares on the books of the Acquired Fund shall be paid by the person to whom such shares are to be issued as a condition of such transfer.

                                   SECTION IV
                                   VALUATION

    SECTION 4.1 TIME AND DATE OF VALUATION. The valuation of Acquired Fund's assets and liabilities to be acquired by the Acquiring Fund shall be computed as of 4:00 p.m. (Eastern time) on the Closing Date (the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then-current Prospectus and Statement of Additional Information.

    SECTION 4.2 VALUATION PROCEDURE. All computations of value shall be made by the Trust in accordance with regular practice of the Acquired Fund.

    SECTION 4.3 DELAY OF VALUATION. If on the Valuation Date (a) the primary trading market for portfolio securities shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that an accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                                   ARTICLE V
                            CLOSING AND CLOSING DATE

    SECTION 5.1 CLOSING TIME AND PLACE. The Closing Date shall be May 6, 1999, or such later date as the parties may mutually agree. All acts taking place at the Closing Date shall be deemed to be taking place simultaneously as of the close of business on the Closing Date, unless otherwise provided. The Closing shall be held at 4:30 p.m. (Eastern time), at the offices of Nicholas Applegate Capital Management, 600 West Broadway, San Diego, California 92101, or such other time and/or place as the parties may mutually agree.

    SECTION 5.2 DELIVERY OF SHAREHOLDER RECORDS. State Street Bank & Trust Company, as transfer agent for the Acquired Fund, shall deliver on the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of the shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

    SECTION 5.3 DELIVERY OF THE CONFIRMATIONS. The Acquiring Fund shall issue and deliver a confirmation evidencing the Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory that the Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

    SECTION 5.4 DELIVERY OF THE ASSETS. PNC Bank, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) its portfolio securities, cash and other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in connection with the delivery of portfolio securities.

                                   ARTICLE VI
             CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES

    SECTION 6.1 CONDITIONS TO A PARTY'S OBLIGATIONS TO EFFECT THE PLAN. The respective obligations of a portfolio of the Acquiring Fund and the Acquired Fund to effect the Plan is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

        (a) SHAREHOLDER APPROVAL. The Plan and transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust and the provisions of the 1940 Act.

        (b) NO INJUNCTIONS OR RESTRAINTS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

        (c) CONSENTS. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund; provided that either party may for itself waive any of such conditions.

        (d) EFFECTIVE REGISTRATION STATEMENT. The Registration Statement of the Acquiring Fund shall have become effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

        (e) INVESTMENT ADVISORY AGREEMENT. The Acquiring Fund will enter into an Investment Advisory Agreement with Nicholas-Applegate Capital Management on substantially the same terms as the current agreement between Nicholas-Applegate Capital Management and the Acquired Fund, to take effect on the day following the Closing Date or such later date as the parties may mutually agree.

        (f) TAX OPINIONS. The Acquired Fund shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that for Federal income tax purposes:

        (i) The transfer of substantially all of the Acquired Fund's assets to the Acquiring Fund in exchange for Shares, and the distribution of Shares to the Acquired Fund shareholders in liquidation of the Acquired Fund, will constitute a "reorganization" (the "Reorganization") within the meaning of Section 368(a)(1)(f) of the Internal Revenue Code of 1986, as amended;

        (ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Shares;

       (iii) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Shares or upon the distribution of Shares to the Acquired Fund's shareholders in exchange for their shares;

        (iv) No gain or loss will be recognized by the Acquired Fund's shareholders upon exchange of their Acquired Fund shares for Shares;

        (v) The tax basis of each of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization;

        (vi) The tax basis of Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization;

       (vii) The holding period of the assets of the Acquired Funds in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

      (viii) The holding period of the Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder.

                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

    SECTION 7.1 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants as follows:

        (a) STRUCTURE AND STANDING. It is a Fund of the Trust. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out this Agreement.

        (b) POWER. It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund's Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

        (c) RIC STATUS. For each fiscal year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code unless exempt from such requirements.

        (d) LITIGATION. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it or, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. It knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        (e) FINANCIAL STATEMENTS. Its Statement of Assets and Liabilities and the Annual Report to Shareholders have been audited by Ernst & Young, LLP, independent auditors, and together with the Semi Annual Report to Shareholders, have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect its financial condition as of such date.

        (f) ABSENCE OF CERTAIN CHANGES OR EVENTS. Since March 31, 1998, there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence of indebtedness maturing more than one year from the date of such indebtedness was incurred, except as otherwise disclosed and accepted by the Acquiring Fund.

        (g) TAXES. At the Closing Date, it has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities have been adequately provided for on its books, and no tax deficiency or liability has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

        (h) SEC DOCUMENTS. The Proxy Statement insofar as it relates to it (i) complies in all material respects with the provisions of the Securities Exchange Act of 1934 and the 1940 Act, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein misleading.

        (i) CONTRACTS. There are no material contracts outstanding to which it is a party that have not been disclosed in the Proxy Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Closing Date.

        (j) LIABILITIES. It has no known liabilities of a material amount, contingent or otherwise, other than those shown on its Statement of Assets and Liabilities, those shown in the footnotes to its Annual and Semi Annual Reports to Shareholders, those incurred in the ordinary course of its business as an investment company since September 30, 1998, and those incurred in connection with the Plan.

        (k) CAPITAL STRUCTURE. All of its issued and outstanding shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of its issued and outstanding shares will, at the time of the Closing, be held by persons and the amounts set forth in the records of the transfer agent.

    7.2 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents as follows:

        (a) STRUCTURE AND STANDING. It is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry out this Agreement.

        (b) POWER. It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Fund's Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

        (c) LITIGATION. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it, or, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. It knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        (d) SEC DOCUMENTS. The Proxy Statement (i) complies in all material respects with the provisions of the Securities Exchange Act of 1934 and the 1940 Act, and (ii) as it relates to the Acquiring Fund does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein misleading. Its current prospectus and statement of additional information of the conform in all material respects to the applicable requirements of the Securities Act of 1933 and the 1940 Act and do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, misleading.

        (e) CONTRACTS. There are no material contracts outstanding to which it is a party that have not been disclosed in the Proxy Statement or will not otherwise be disclosed to the Acquired Fund prior to the Closing Date.

        (f) CAPITAL STRUCTURE. All of its issued and outstanding shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.

                                  ARTICLE VIII
                                   COVENANTS

    SECTION 8.1 COVENANTS RELATING TO THE CONDUCT OF BUSINESS. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, the Acquired Fund will operate its business in the ordinary course and shall use reasonable efforts to preserve intact its current business, and keep available the services of its current officers and employees and preserve its relationships with shareholders, suppliers and others having a business relationship.

    SECTION 8.2  Additional Covenants.

        (a) PREPARATION OF THE PROXY STATEMENT. As soon as reasonably practicable after the execution of this Agreement, the Acquired Fund will prepare and file the Proxy Statement with the United States Securities and Exchange Commission in form and substance satisfactory to both parties.

        (b) SHAREHOLDERS MEETING. As soon as practicable the Acquired Fund will call a special meeting of the shareholders for the purpose of considering the Plan.

    SECTION 8.3 FEES AND EXPENSES. Whether or not the Plan is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by the Adviser.

                                   ARTICLE IX
                       TERMINATION, AMENDMENT AND WAIVER

    SECTION 9.1 TERMINATION. This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, whether before or after approval by the shareholders of either party if:

        (a) circumstances develop that, in the opinion of the Board of Trustees, make proceeding with this Plan inadvisable; or

        (b) any approval of the shareholders of the Acquired Fund required for the consummation of the Plan shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of the shareholders or at any adjournment or postponement thereof; or

        (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the Plan.

    SECTION 9.2 EFFECT OF THE TERMINATION. In the event of any such termination, there shall be no liability for damage on the part of the Acquiring Fund, the Acquired Fund, the Trustees of the Trust or the New Trust.

    SECTION 9.3 AMENDMENT. This Agreement may be amended prior to the Closing Date by the parties at any time before or after approval hereof by the shareholders of either party; provided, however, that after such shareholder approval there shall not be made any amendment that by law requires further approval by the shareholders of either party without the further approval of such shareholders.

    SECTION 9.4 WAIVER. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Trustees of the Trust and the New Trust if, in their judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund.

    SECTION 9.5 PROCEDURE FOR TERMINATION, AMENDMENT OR WAIVER. A termination, amendment or waiver of this Agreement shall, in order to be effective, require an affirmative vote by a majority of the Board of Trustees of both the Acquired Fund and the Acquiring Fund.

    SECTION 9.6 BUSINESS TRUST LIMITATIONS. The parties acknowledge that pursuant to the declaration of trust of the Trust and the New Trust, no trustee of either party is subject to any personal liability to the other party in connection with the transactions contemplated by this Agreement, and each party is required to look solely to the property of the other party for satisfaction of claims of any nature arising in connection with this Agreement. Moreover, the parties acknowledge that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing hereunder with respect to an Acquired Fund or an Acquiring Fund are enforceable against the assets and property of such Fund only, and not against the assets and property of any other series of a party.

IN WITNESS WHEREOF, the Acquiring Fund and the Acquired Fund have each caused this Agreement and Plan to be executed and attested on its behalf by its duly authorized representative as of the date first above written.

                                           The Acquired Fund on behalf of
                                           (Name of Portfolios)

Attest:

                                           By: /s/ E. Blake Moore, Jr.
                                           -------------------------------------------
                                           E. Blake Moore, Jr.
                                           SECRETARY, NICHOLAS APPLEGATE MUTUAL FUNDS
----------------------------------------

                                           The Acquiring Fund on behalf of
                                           (Name of Portfolios)

Attest:

                                           By: /s/ E. Blake Moore, Jr.
                                           -------------------------------------------
                                           E. Blake Moore, Jr.
                                           SECRETARY, NICHOLAS APPLEGATE INSTITUTIONAL
                                           FUND
----------------------------------------

                         INVESTMENT ADVISORY AGREEMENT

    THIS INVESTMENT ADVISORY AGREEMENT is made as May _, 1999, between NICHOLAS-APPLEGATE INSTITUTIONAL FUND, a Delaware business trust (the "Trust"), and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, a California limited partnership (the "Investment Adviser").

    WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

    WHEREAS, the Trust intends to initially offer shares of nineteen series (each a "Fund" and collectively the "Funds"); and

    WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory services to the Trust and each of its Funds;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1.  APPOINTMENT.

    (a) The Trust hereby appoints the Investment Adviser to serve as investment adviser to each of the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    (b) In the event that the Trust establishes one or more series other than the Funds and desires to retain the Investment Adviser to serve as investment adviser hereunder, it will notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it will so notify the Trust in writing, whereupon such series will become a "Fund" (as defined hereunder) and will be subject to the provisions of this Agreement to the same extent as the Funds except to the extent that such provisions (including those relating to the compensation payable by the Fund to the Investment Adviser) are modified with respect to such Fund in writing by the Trust and the Adviser at the time.

    2.  SERVICES.

    (a) Subject to the supervision of the Trust's Board of Trustees (the "Board"), the Investment Adviser will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund. The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as from time to time amended (collectively, the "Prospectus"), and resolutions of the Board. The Investment Adviser further agrees that it:

    (b) Will conform with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law.

    (c) Will place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Investment Adviser. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Trust and each Fund the best available price and execution. In assessing the best overall terms available for any transaction, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the order, the difficulty and risk of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

    In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Investment Adviser or any affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction for any Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the particular Fund and to the Trust. The Investment Adviser may also select brokers who sell shares of the various series of Nicholas-Applegate Mutual Funds to execute portfolio transactions. The extent and continuation of these practices will be subject to periodic review by the Board.

    In executing portfolio transactions for any Fund, the Investment Adviser may, but will not be obligated to, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Prospectus, to the extent permitted by applicable laws and regulations. In such event, the Investment Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

    (d) Will maintain all books and records with respect to the securities transactions of the Funds, keep books of account with respect to the Funds and furnish the Board with such periodic and special reports as the Board may request.

    (e) Will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and shareholders of the Trust ("Investors") or those persons or entities who respond to inquiries concerning investment in the Trust, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust except after prior notification to and approval in writing by the Trust, which approval will not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. Nothing contained herein, however, will prohibit the Investment Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Trust.

    (f) Will obtain the prior written approval of the Board before retaining the services of any subadviser to manage the assets and portfolio investments of any Fund.

    3. SERVICES NOT EXCLUSIVE. The Investment Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by the Investment Adviser hereunder are not deemed exclusive, and the Investment Adviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

    4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request.

In addition, the Investment Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    5. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

    6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and paid monthly (in arrears), at the annual rates set forth in Schedule A hereto. Such fee as is attributable to each Fund will be a separate charge to each such Fund and will be the several (and not joint or joint and several) obligation of each such Fund. The Investment Adviser may also from time to time agree to reduce its fees or absorb other operating expenses to ensure that the expenses of an Investor do not exceed certain limitations imposed by the Investor.

    7.  REPRESENTATIONS AND WARRANTIES.

    (a) The Trust represents and warrants to the Investment Adviser that: (i) it is a business trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary;
(ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-lA under the Securities Act of 1933, as amended, on behalf of the Funds is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and Bylaws to enter into and perform this Agreement; and (v) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.

    (b) The Investment Adviser represents and warrants to the Trust that: (i) it is a limited partnership duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is empowered under applicable laws and by its partnership agreement to enter into and perform this Agreement; (iii) all requisite partnership proceedings have been taken to authorize it to enter into and perform this Agreement; and (iv) it is a registered investment adviser under the Investment Advisers Act of 1940 and applicable state laws.

    8.  LIMITATION OF LIABILITY; INDEMNIFICATION.

    (a) The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Trust in connection with the matters to which this Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

    The Trust will indemnify and hold harmless the Investment Adviser from and against all liabilities, damages, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Trust and the Funds; provided, however, that the Investment Adviser will not be entitled to indemnification with respect to any liability to the Trust or the Investors by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

    (b) No trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official or individual capacity, to any person, including the Investment Adviser, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Fund shall be enforceable against the assets and property of the Fund only, and not against the assets and property of any other series of the Trust.

    9. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund (currently in existence) on the date first written above. This Agreement will become effective with respect to any additional Fund on the date of receipt by the Trust of notice from the Investment Adviser in accordance with Section l(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such Fund.

    Unless sooner terminated as provided herein, this Agreement will continue in effect for a period of two years from the date hereof. Thereafter, if not terminated, this Agreement will continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of such
Fund), or by the Investment Adviser, upon not less than 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as the meaning of such terms in the 1940 Act).

    10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement will be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

    11. NOTIFICATION OF CHANGE OF PARTNERS. During the term of this Agreement, the Investment Adviser will notify the Trust of any change in the membership of the Investment Adviser's partnership within a reasonable time after such change.

    12. NOTICES. Notices of any kind to be given to the Investment Adviser hereunder by the Trust will be in writing and will be duly given if mailed, delivered or communicated by answer back facsimile transmission to the Investment Adviser at 600 West Broadway, 30th Floor, San Diego, California 92101, Facsimile: (619) 687-8138, Attention: General Counsel, or at such other address or to such individual as will be so specified by the Investment Adviser. Notices of any kind to be given to the Trust hereunder by the Investment Adviser will be in writing and will be duly given if mailed or delivered to the Trust at 600 West Broadway, 30th Floor, San Diego, California 92101, Facsimile: (619) 687-8138, Attention: Secretary, or at such other address or to such individual as will be so specified by the Trust to the Investment Adviser.

    13.  MISCELLANEOUS.

    (a) This Agreement constitutes the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

    (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    (c) If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

    (d) This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts of laws, of the state of California; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

NICHOLAS-APPLEGATE                          NICHOLAS-APPLEGATE
INSTITUTIONAL FUND                          CAPITAL MANAGEMENT
By: /s/ E. Blake Moore, Jr.                 By: /s/ E. Blake Moore, Jr.
   --------------------------------------   ---------------------------------------
   Its Secretary                            Its General Counsel

                                   SCHEDULE A
                            INVESTMENT ADVISORY FEES

The Investment Adviser will be compensated for its services under the Agreement with respect to the Funds at the following annual rates:

     1. For the WORLDWIDE GROWTH FUND, INTERNATIONAL SMALL CAP FUND AND INTERNATIONAL CORE GROWTH FUND, 1.00% of the first $500 million of the Fund's average daily net assets, 0.90% of the next $500 million and 0.85% of the Fund's average daily net assets in excess of $1 billion.

     2. For the CORE GROWTH FUND AND INCOME & GROWTH FUND, 0.75% of the first $500 million of each such Fund's average daily net assets, 0.675% of the next $500 million and 0.65% of the each such Fund's average daily net assets in excess of $1 billion.

     3. For the FULLY DISCRETIONARY FUND, 0.45% of the Fund's average daily net assets in excess of $500 million.

     4. For the SHORT INTERMEDIATE FUND, 0.30% of the first $500 million of the Fund's average daily net assets, 0.40% of the next $250 million and 0.35% on net assets in excess of $750 million.

     5. For the HIGH YIELD BOND FUND, .60% of the Fund's average daily net asset value.

     6. For the LARGE CAP FUND AND VALUE FUND, .75% of each Fund's average daily net assets.

     7. For the GLOBAL BLUE CHIP FUND, .80% of the Fund's average daily net assets.

     8. For the GLOBAL GROWTH & INCOME FUND, .85% of the Fund's average net assets.

     9. For the PACIFIC RIM FUND, GLOBAL TECHNOLOGY FUND AND GREATER CHINA FUND, 1.00% of each Fund's average daily net assets.

    10. For MINI CAP GROWTH, EMERGING COUNTRIES FUND AND LATIN AMERICA FUND, 1.25% of each Fund's average net assets.

                        NICHOLAS-APPLEGATE MINICAP FUND
                    SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                     PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate MiniCap Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date


_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                    NICHOLAS-APPLEGATE GLOBAL BLUE CHIP FUND
                   SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Global Blue Chip Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on
May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date


_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                NICHOLAS-APPLEGATE GLOBAL GROWTH AND INCOME FUND
                   SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Global Growth and Income Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION
IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date


_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                    NICHOLAS-APPLEGATE GLOBAL TECHNOLOGY FUND
                   SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Global Technology Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date


_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF THE FOLLOWING:

1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                     NICHOLAS-APPLEGATE PACIFIC RIM FUND
                   SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Pacific Rim Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date


_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                    NICHOLAS-APPLEGATE LATIN AMERICAN FUND
                   SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Latin American Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on
May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date


_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO
ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                    NICHOLAS-APPLEGATE GREATER CHINA FUND
                   SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Greater China Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on
May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date


_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                   NICHOLAS-APPLEGATE SHORT INTERMEDIATE FUND
                    SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                     PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) E. Blake Moore, Jr. and Charles H. Field, Jr. or any one or more of them, proxies, with full power of substitution, to vote all shares of the Nicholas-Applegate Short Intermediate Fund of the Nicholas-Applegate Mutual Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Mutual Funds at 600 West Broadway, San Diego, California 92101, on
May 7, 1999 at 9:00 a.m., and at any adjournment thereof. This Proxy shall be voted on the proposals described in the Proxy Statement as instructed. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED "FOR" THE PROPOSALS.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

_______________________________                         ___________________
Signature, Title, if applicable                         Date

_______________________________
Signature if held jointly


Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER

   FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE